SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2003

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)


         Maryland                        1-10899               13-2744380
-------------------------------       --------------         ------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
     Incorporation)                    File Number)          Identification No.)


                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)
                              --------------------



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ITEM 9.  REGULTION FD DISCLOSURE

     On February 13, 2003, Kimco Realty Corporation (the "Company") announced its fourth quarter and full year operating results.

     A copy of the Company's press release is an exhibit to this Current Report on Form 8-K and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Exhibits

99.1     Press Release dated February 13, 2003



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2003                     KIMCO REALTY CORPORATION
                                             (registrant)



                                By:  /s/ Michael V. Pappagallo
                                   ---------------------------------------------
                                Name: Michael V. Pappagallo
                                Its: Vice President and Chief Financial Officer

                                EXHIBIT INDEX


EXHIBIT NO.            DOCUMENT DESCRIPTION

99.1                   Press Release dated February 13, 2003






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